UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2025

TransAct Technologies Incorporated

(Exact name of registrant as specified in its charter)

Delaware	0-21121	06-1456680
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Hamden Center
2319 Whitney Ave, Suite 3B, Hamden, CT	06518
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 859-6800

(Former name or former address, if changed since last report): Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $.01 per share	TACT	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On November 3, 2025, TransAct Technologies Incorporated (the “Company”) entered into a Third Amendment to Lease (“Lease Amendment”) with One Hamden Center, LLC (the “Landlord”). The Lease Amendment amends the Company’s lease with the Landlord (as successor to 2319 Hamden Center I, L.L.C.), dated November 27, 2006 (as amended by the First Amendment to Lease, dated as of January 3, 2017, and the Second Amendment to Lease, dated as of April 30, 2021, the “Lease”), with respect to the Company’s corporate headquarters located at One Hamden Center, 2319 Whitney Avenue, Suite 3-B, Hamden, CT (the “Premises”). The Lease was scheduled to expire on October 31, 2025.

The Lease Amendment provides for an extension of the Lease for an additional four (4) years and two (2) months, from November 1, 2025 to December 31, 2029. The Lease Amendment reduced the leased square foot area of the Premises from approximately 11,000 to 3,630 square feet. Under the Lease, as amended by the Lease Amendment, the monthly base rent for the Premises is $6,806.25. The previous amount of monthly base rent due under the Lease, prior to the Lease Amendment, was $19,473.55 for the period from November 1, 2024 to October 31, 2025. In addition to the base rent, the Lease, as amended by the Lease Amendment, requires the Company to pay 3.20% of any increase in the Landlord’s operating costs with respect to the Premises over 2025 operating costs, and to pay to the Landlord a monthly electric charge.

The Lease Amendment also provides that the Landlord, at the Landlord’s expense, will perform the work to separate and demise the new Premises from the existing Premises.

The foregoing summary of the terms of the Lease Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Lease Amendment, a copy of which is filed herewith as Exhibit 10.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description
10.1	Third Amendment to Lease, dated as of November 3, 2025, by and between One Hamden Center, LLC and TransAct Technologies Incorporated

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSACT TECHNOLOGIES INCORPORATED

By:	/s/ Steven A. DeMartino
Steven A. DeMartino
President, Chief Financial Officer, Treasurer and Secretary

Date: November 7, 2025